                      JUNIATA VALLEY FINANCIAL CORP.
                          Bridge and Main Streets
                            Post Office Box 66
                           Mifflintown, PA 17059
                         Telephone (717)436-8211

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 15, 1997

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Juniata Valley Financial Corp. ("JVF") will be held at 10:30 a.m. on April 15, 1997, at the Lewistown Branch Office of The Juniata Valley Bank (the "Bank"), for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. The election of three Class A Directors listed in Proxy Statement dated March 12, 1997, accompanying this Notice. These Directors will serve until the 2000 Annual Meeting.

     2. OTHER BUSINESS. Such other business as may be properly brought before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement accompanying this Notice.

     IN ACCORDANCE with the statutes in such case made and PROVIDED only those holders of record of Common Stock of JVF at the close of business on March 11, 1997 (the "RECORD DATE"), are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment or adjournments thereof. The Stock Transfer Books of JVF will not be closed.

                               BY ORDER OF THE BOARD OF DIRECTORS,

                               RONALD H. WITHERITE
                               Secretary

Mifflintown, Pennsylvania
March 12, 1997

  THE MANAGEMENT OF JVF REQUESTS THAT YOU SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID ENVELOPE PROVIDED. THIS PROXY WILL NOT BE USED IF YOU ARE PRESENT AND DESIRE TO VOTE IN PERSON.

                      JUNIATA VALLEY FINANCIAL CORP.

                              PROXY STATEMENT
                              MARCH 12, 1997

                            GENERAL INFORMATION

     This Proxy Statement (the "Proxy Statement") is being furnished in connection with the solicitation by Management of Juniata Valley Financial Corp. ("JVF"), a corporation organized under the laws of the Commonwealth of Pennsylvania, of proxies to be voted at the Annual Meeting of Shareholders of JVF to be held on April 15, 1997 at 10:30 a.m. prevailing time, and at any and all adjournments or postponements thereof. This Proxy Statement and the enclosed Form of Proxy (the "Proxy") are first being sent to shareholders of JVF on or about March 12 1997.

     The costs of preparing, printing and mailing the Proxy and all materials used in the solicitation thereof will be borne by JVF. In addition to use of the mails, proxies may be solicited of officers, directors and employees of JVF personally, by telephone or by telegraph.

     JVF's executive offices are located at Bridge and Main Streets, Mifflintown, Pennsylvania 17059, and its telephone number is (717) 436-8211. JVF's mailing address is P.O. Box 66, Mifflintown, Pennsylvania 17059.

DATE BY WHICH SECURITY HOLDER PROPOSALS MUST BE RECEIVED TO BE PRESENTED AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Proposals of security holders of JVF intended to be presented at the next annual meeting of shareholders of JVF must be received by JVF for inclusion in JVF's Proxy Statement and Form of Proxy relating to that meeting by November 14, 1997.

     If the date of the next Annual Meeting of Shareholders of JVF is advanced or delayed by more than 30 days from April 21, 1998, security holders will be timely informed of the change of the Annual Meeting of Shareholders and the date by which proposals of security holders must by received.

                          PURPOSES OF THE MEETING

     The Annual Meeting of Shareholders will be held for the purpose of (i) electing three (3) Class A Directors to serve until the Annual Meeting of 2000; and (ii) transacting such other business as may properly be brought before the meeting or any adjournment thereof.

                                  VOTING

VOTING; REVOCATION OF PROXIES

     Each Proxy may be revoked at any time before its exercise by, among other methods, giving written notice to the Secretary of JVF. A subsequently dated Proxy will, if presented to the Secretary of JVF, revoke a prior dated Proxy. Any shareholder of JVF may attend the meeting and vote in person whether or not he has previously given a Proxy.

     The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting of Shareholders: (i) matters which the Board of Directors does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of the shareholders, if such approval does not amount to ratification of the action taken at that meeting; and (iii) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

     The Board of Directors of JVF is not presently aware of any matters (other than procedural matters) which will be brought before the Annual Meeting of Shareholders which are not referred to in the Notice of Annual Meeting of Shareholders. If other business is properly brought before the Annual Meeting of Shareholders, the persons named in the Proxies will act or vote in accordance with their judgment.

VOTE REQUIRED; SHARES ENTITLED TO VOTE

     The presence in person or by proxy of the holders of a majority of the outstanding shares of JVF's common stock will constitute a quorum for the transaction of business at the Annual Meeting of Shareholders. At the close of business on the Record Date, there were 1,117,088 shares of JVF's common stock outstanding. Each share of JVF's common stock outstanding on the Record Date is entitled to one vote on all matters, including the election of directors, to come before the Annual Meeting.

     The Trust Department of The Juniata Valley Bank (the "Bank") as sole trustee, holds 48,982 shares of stock which may be voted in the election of directors of JVF.

     Management of JVF in the aggregate beneficially owned 5.03% of the common stock of JVF and the Bank's Trust Department as corporate fiduciary owned 4.38% of the outstanding common stock of JVF as of the Record Date. To the knowledge of management of JVF, no shareholder beneficially owned 5% or more of the outstanding common stock of JVF on the Record Date.

     All matters which are expected to come before the shareholders, including election of directors, will require the affirmative vote of the holders of a majority of JVF's outstanding common stock represented at the meeting, if a quorum is present.

     At the Annual Meeting, the Judges of Election will manually tabulate all votes which are cast in person or by proxy. Those shareholders wishing to vote in person will be provided ballots with which to vote.

     Voting is an important right of shareholders. If a shareholder abstains or otherwise fails to cast a vote on any matter brought before the shareholders, the Pennsylvania Business Corporation Law provides that notwithstanding any intention to the contrary, the abstention or failure is not a vote and will not be counted. This is true of broker nonvotes, as well as nonvotes by other shareholders.

                       ELECTION OF DIRECTORS OF JVF

     The Bylaws of JVF provide that the Board of Directors may, from time to time, fix the number of directors and their respective classifications. The number of directors that shall constitute the whole Board of Directors shall be not less than five nor more than 25. The Bylaws also provide that the Board of Directors shall be classified into three classes as nearly equal in number as possible, each class to be elected for a term of three years. Each class shall be elected in a separate election. At each subsequent annual meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

     Nomination for elections to the Board of Directors may be made by the Board of Directors or by any holder of the common stock of JVF entitled to vote at the election of directors. Nominations, other than those made by or on behalf of the existing management of JVF, shall be made in writing and shall be delivered or mailed to the secretary of JVF not less than 45 days prior to the date of any meeting of shareholders called for the election of directors. Such notification shall contain the following information to the extent known by the notifying shareholder: (a) the name and address of each proposed nominee; (b) the age of each proposed nominee;
(c) the principal occupation of each proposed nominee; (d) the number of shares of JVF owned by each proposed nominee; (e) the total number of shares that, to the knowledge of the notifying shareholder, will be voted for each proposed nominee; (f) the name and residence address of the notifying shareholder; and (g) the number of shares of JVF owned by the notifying shareholder. Any nomination for director not made in accordance with the above procedure shall be disregarded by the Chairman of the meeting, and votes cast for each such nominee shall be disregarded by the Judge of Election.

     It is the intention of the persons named in the Proxy to vote for the election of the three individuals listed as Class A Directors to the class to which said directors have been designated, to serve until the 2000 Annual Meeting of Shareholders.

     In absence of instructions to the contrary, proxies will be voted in favor of the election of the management's nominees. In the event any nominee should become unavailable, it is intended that the proxies will be voted for such substitute nominee as may be nominated by management. Management has no present knowledge that any of the nominees will be unavailable to serve.

     In April, 1996, pursuant to the Bylaws of JVF, the number of Directors was increased from 10 to 11. At that time, the Board of Directors elected Joe E. Benner as a Class C Director.

     Each nominee for the position of Class A Director is currently a director of JVF and its sole wholly-owned subsidiary, The Juniata Valley Bank. All Class A Directors were elected directors of JVF at the 1994 Annual Meeting of Shareholders of JVF.

The following table sets forth the name and age of each nominee to each class of the Board of Directors of JVF, as well as the nominee's business experience, including principal occupation for the past five years, the period during which he has served as a director of JVF, the Bank, and the number and percentage of outstanding shares of common stock of JVF beneficially owned by said nominee as of the Record Date.

                     Business Experience             Amount and Percentage
                     Including Principal             Nature of      of
                     Occupation for the      Director BeneficialOutstanding
Name and Age         Past Five Years         Since1  Ownership2 Stock Owned
------------         -------------------     -------- ----------  --------

CLASS A DIRECTORS TO BE ELECTED FOR A THREE-YEAR TERM ENDING IN 2000.

A. Jerome Cook       President and CEO        1976      3,783         .33%
Age 56               of the Juniata Valley
                     Bank and Juniata Valley
                     Financial Corp.

John E. Groninger    President of John E.     1971     11,373        1.01%
Age 71               Groninger, Inc., Con-
                     tractor, Mexico, PA,
                     Director of Consumers
                     Financial Corporation,
                     Camp Hill, PA, a life
                     insurance company

Karl E. Guss         Funeral Director         1974     11,956        1.07%
Age 69               with Guss Funeral
                     Home, Mifflintown, PA

CLASS C DIRECTORS TO CONTINUE IN OFFICE TO 1999

Joe E. Benner        Owner, Benner            1996      2,092         .18%
Age 58               Automotive

Dale G. Nace         Owner, Glenn Nace        1992      1,205         .08%
Age 52               Plumbing & Heating;
                     GlenDale Storage,
                     Millerstown, PA

Edward R. Rhodes     Senior Partner           1992        544         .04%
Age 68               E. R. Rhodes & Son
                     Lewistown, PA

Harold B. Shearer    Self-Employed Farmer     1988      3,195         .28%
Age 61               East Waterford, PA

CLASS B DIRECTORS TO CONTINUE IN OFFICE TO 1998.

Harry B. Fairman, Jr President of Hilltop     1983      3,759         .33%
Age 69               Oil, Inc
                     Mifflintown, PA

Don E. Haubert       President, Haubert       1975      8,997         .80%
Age 57               Homes, Inc.,
                     Mifflintown, PA

John A. Renninger    President of A.D.        1979      7,472         .66%
Age 60               Renninger Lumber Co.
                     Richfield, PA

Ronald H. Witherite  Owner, Ron's IGA         1992        868         .07%
Age 59               Fruit Market, Inc
                     Reedsville, PA

1 Includes period prior to the formation of JVF (1983) during which named person served as director of the Bank. Each director of JVF also serves as a director of the Bank.

2 The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after March 12, 1997. Beneficial ownership may be disclaimed as to certain of the securities.

      The following are all shares owned beneficially by all directors and principal officers as a group:

                        Amount and Nature of
                        Beneficial Ownership
                        --------------------
      Title of Class    Direct     Indirect      Percentage
      --------------    ------     --------      ----------

      Common            50,104      6,120          5.03%

                      MANAGEMENT OF JVF AND THE BANK

BOARD OF DIRECTORS

      The Board of Directors of JVF and the Bank are identical. The Board of Directors of JVF has not appointed any committees as of this date. JVF has utilized the Bank's committees.

EXECUTIVE OFFICERS

      The following table sets forth the executive officers of JVF, their ages, their positions with JVF and the beneficial ownership (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) of common stock of JVF by each of such persons. Share information is stated as of March 12, 1997.

                                          Amount and    Percentage
                                          Nature of         of
                                          Beneficial    Outstanding
Name and Age       Title                  Ownership        Stock
------------       -----                  ----------    -----------

A. Jerome Cook     chairman and CEO         3,783          .33%
Age 56             of JVF and the Bank

BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     JVF does not have a Compensation Committee. The Board of Directors has delegated to the Personnel Committee initial review and recommendations for executive compensation. Recommendations of the Personnel Committee are reviewed and ratified by the full Board of Directors.

     Executive compensation is designed to provide a level of salary competitive with that offered by other similar regional bank holding companies and banks. To that end, the Personnel Committee reviews the results of several salary and compensation surveys. At the present time, there is no relationship between executive compensation and JVF's corporate performance. Rather, the process of determining executive compensation is primarily subjective and not based on quantifiable data.

     Executive officers of JVF participate in the same two bonus programs in which all employees of JVF participate. These programs pay modest bonuses; one is paid at year end and the other after JVF's return on assets is calculated.

     Mr. Cook, as President and Chief Executive Officer of JVF, receives a salary determined by the Personnel Committee in the manner described above. In addition, he participates in the same bonus programs which are applicable to all employees. Mr. Cook's total compensation is disclosed in the Summary Compensation Table set forth below on Page 9.

     JVF offers no special incentive programs for its executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Members of the Personnel Committee are Harry Fairman, John Renninger, Edward Rhodes, and Ronald Witherite. None of these committee members have been officers or employees of JVF or the Bank at any time, and none had any relationship with JVF or the Bank requiring specific disclosure under applicable Securities and Exchange Commission regulations.

This report is given over the signatures of the Personnel Committee, consisting of Harry Fairman, John Renninger, Edward Rhodes, and Ronald Witherite.

STOCK PERFORMANCE GRAPH

     The following graph sets forth the yearly percentage change in JVF's cumulative total shareholder return on its common stock from December 31, 1992 to December 31, 1996. This percentage change is measured by dividing

(i) the sum of (A) the cumulative amount of dividends for the period measured, assuming dividend investments and (B) the difference between JVF's share price at December 31, 1996 and December 31, 1992 by (ii) the share price of December 31, 1992. This result, on the following performance graph, is compared with the NASDAQ Market Index and the MG Industry Group 042-Middle Atlantic Banks:


PERFORMANCE GRAPH IS OMITTED. THE PERFORMANCE GRAPH IS BEING PRESENTED IN TABULAR FORMAT.
                   COMPARISON OF CUMULATIVE TOTAL RETURN
                OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                            FISCAL YEAR ENDING

COMPANY                  1991   1992    1993     1994     1995     1996

JUNIATA VALLEY FIN CORP  100    120.03  157.18   185.83   233.08   271.26
INDUSTRY INDEX           100    125.23  155.57   147.70   224.28   317.65
BROAD MARKET             100    100.98  121.13   127.17   164.96   204.98


THE INDUSTRY INDEX CHOSEN WAS:
MG INDUSTRY GOUP 042 - Middle Atlantic Banks

THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX

THE CURRENT COMPOSITION OF THE INDUSTRY INDEX IS AS FOLLOWS:

1ST BERGEN BANCORP
ABIGAL ADAMS NATL BANCP
AMBANC HOLDING CO INC
ARGENTARIA CORP BANC
ARROW BANK CORP
AUBURN NATIONAL BANC INC
BANCO BILBOA VIX S A
BANCO DE SANTANDER
BANK OF NEW YORK CO
BANKERS TRUST NEW YORK
BARCLAYS PLC ADR
BCB FINANCIAL SERVICES
BFS BANKORP INC NY
BMJ FINANCIAL CORP
BRIDGE VIEW BANCORP
BROAD NATIONAL BANCORP
BRYN MAWR BANK CORP
BSB BANCORP INC
BT FINANCIAL CORP
CARNEGIE BANCORP
CARROLLTON BANCORP
CENTER BANCORP INC
CENTURY FINANCIAL CORP
CHASE MANHATTAN CORP
CITI-BANCSHARES INC
CITICORP
CITIZENS BANCORP
CNB FINANCIAL CORP NY
COLLECTIVE BANCORP INC
COLUMBIA BANCORP MD
COMM BANCORP INC
COMMERCE BANCORP INC NJ
COMMERCE BANK HARRISBURG
COMMERCIAL BANK OF NY
COMMERCIAL NATL FINL CP
COMMUNITY BANK SYSTS INC
COMMUNITY BANKS MLRBG PA
COMMUNITY FINANCIAL HLDG
CORESTATES FINANCIAL CP
DAUPHIN DEPOSIT CORP
ELMIRA SAVINGS BK FSB NY
ESPIRITO SANTO FIN HLDG
EVERGREEN BANCORP INC
F&M BANCORP MD
FNB CORPORATION (PA)
FCNB CORP
FINANCIAL BANCORP INC NY
FINANCIAL TRUST CORP
FIRST BANK OF PHILA
FIRST BELL BANCORP INC
FIRST COMMONWEALTH FINL
FIRST EMPIRE STATE CORP
FIRST KEYSTONE FINANCIAL
FIRST LEESPORT BANCORP
FIRST MARINER BANCORP
FIRST OF LONG ISLAND CP
FIRST REPUBLIC BANCORP
FIRST SAVINGS BANK NJ
FIRST SHENANGO BANCORP
FIRST UNITED CORP
FIRST WESTERN BANCORP
FLUSHING FINANCIAL CORP
FNB ROCHESTER CORP
FRANKLIN BANCORP
FULTON FINANCIAL CORP
HARBOR FEDERAL BANCORP
HARLEYSVILLE NATIONAL CP
HERITAGE BANCORP INC
HUBCO INC
HUDSON CHARTERED BANCORP
IBS FINANCIAL CORP
INDEPENDENCE FED SAV BK
INTERCHANGE FINANCL SVCS
JEFFBANKS INC
KEYSTONE FINANCIAL INC
KEYSTONE HERITAGE GROUP
LAKE ARIEL BANCORP INC
LAKEVIEW FINANCIAL CORP
LETCHWORTH INDPT BANCHR
LITTLE FALLS BANCORP INC
MADISON BANCSHARES GROUP
MASON-DIXON BANCSHARES
MBNA CORP
MELLON BANK CORP
MERCANTILE BANKSHARES CP
MERCHANTS NY BANCORP
ML BANCORP INC
MORGAN, J.P. & C0 INC
NATIONAL PENN BANCSHARES
NATIONAL WESTMINSTER BK
NBT BANCORP INC
NORTH FORK BANCORP NY
NORTH SIDE SAV BANK NY
NSD BANCORP INC
OMEGA FINANCIAL CORP
ONBANCORP INC
PAB BANKSHARES INC
PEEKSKILL FINANCIAL CORP
PENNFED FINANCIAL SVCS
PENNWOOD BANCORP INC
PNC BANK CORP
POUGHKEEPSIE SAV BANK
PRESTIGE FINANCIAL CORP
PRIME BANCORP INC
PROGRESS FINANCIAL CORP
PROGRESSIVE BANK INC
QUEENS COUNTY BANCORP
RAMAPO FINANCIAL CORP
RARITAN BANCORP INC
REGENT BANCSHARES CORP
REPUBLIC NY CORP
RIGGS NATIONAL CORP
ROYAL BANCSHARES OF PA
S&T BANCORP INC
SANDY SPRINGS BANCORP
SFS BANCORP INC
SKYLANDS COMMUNITY BANK
SOUTHWEST NATIONAL CORP
STATE BANCORP INC
STATEWIDE FINANCIAL CORP
STERLING BANCORP
SUFFOLK BANCORP
SUMMIT BANCORP
SUN BANCORP INC
SUN BANCORP INC NJ
SUSQUEHANNA BANCSHARES
TAPPAN ZEE FINANCIAL INC
TROY HILL BANCORP INC
TRUST CO OF NJ
TRUSTCO BANK CORP NY
UNITED NATL BANCORP NJ
UNIVERSITY BANCORP INC
USABANCSHARES INC CL A
USBANCORP INC PA
VALLEY NATIONAL BANCORP
VISTA BANCORP INC
WILMINGTON TRUST CORP
WSFS FINANCIAL CORP
WVS FINANCIAL CORP
YARDVILLE NATIONAL BNCP
YONKERS FINANCIAL CORP

SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
     P.O. BOX 85333
     RICHMOND, VA 23293
     PHONE:  1-(800) 446-7922
     FAX:  1-(804) 649-6097

REMUNERATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the remuneration of the executive officer of JVF (as defined in applicable securities regulations), and the annual salary and other compensation of that officer for the preceding three years.

                        SUMMARY COMPENSATION TABLE

                                        Annual Compensation
                               --------------------------------------
                                                              Other
Name                                                          Annual
and                                                           Compen-
Principal                                                     sation
Position            Year       Salary ($)       Bonus ($)     ($)  1
---------           ----       ----------       ---------     -------

A. Jerome Cook      1996        119,500           1.175          -
Chairman & CEO      1995        116,423           1.175          -
                    1994        111,746           1.165          -


                             Long Term Compensation
                   ---------------------------------------

                            Awards                 Payouts
                   --------------------------      -------
                                   Securities
Name               Restricted      Underlying                   All Other
and                Stock           Options/        LTIP         Compen-
Principle          Awards          SARs            Payouts      sation
Position           ($)      2      (#)      3      ($)   4      ($)     5
---------          ----------      ----------      -------      ---------

A. Jerome Cook         -               -              -           23,005
Chairman & CEO         -               -              -           21,795
                       -               -              -           21,155

--------

1    The aggregate of personal benefits provided by JVF and the Bank for any executive officer, individually or all executive officers as a group did not exceed the lesser of (i) $50,000 or (ii) 10% of the salary and bonus of the officer for any of the years referenced. This does not include benefits that are available to all salaried officers, directors and employees on a non-discriminatory basis.

2 JVF has not issued any Restricted Stock Awards to any executive officer.

3    JVF has not issued any options or SARs to any Executive Officer.

4 JVF does not maintain any Long-Term Incentive Plan as defined in the applicable Securities and Exchange Commission Regulations, and consequently has made no payouts pursuant to any such plan.

5    Mr. Cook received $7,500 in 1996, $7,500 in 1995, and $7,500 in 1994 as compensation for serving as a director of JVF and the Bank. Mr. Cook has elected to defer a portion of this compensation in the manner described below under "Director's Compensation." Mr. Cook participated in the Officer's Supplemental Retirement Plan, also described below. Accruals to Mr. cook's account under this Plan were $15,000 in 1996, $13,000 in 1995, and $11,940 in 1994. Finally, Mr.
     Cook participated in the Director's Retirement Plan described below. Accruals to Mr. Cook's account under this plan were $1,010 in 1996, $947 in 1995 and $907 in 1994. Mr. Cook is provided with the use of an automobile; the compensation element of this automobile aggregated $505 in 1996, $348 in 1995, and $808 in 1994.

EMPLOYMENT AGREEMENT

     In 1995, JVF and the Bank entered into a deferred compensation agreement with A. Jerome Cook. The agreement provides that JVF and the Bank shall, if Mr. Cook's employment is terminated without cause, or, if Mr. Cook's employment with JVF and the Bank is terminated by either Mr. Cook, JVF or the Bank within a period commencing six months before or nine months after a change in control of JVF and the Bank, pay Mr. Cook severance compensation equal to 2.95 times Mr. Cook's average annual compensation over the five taxable years immediately preceding the termination of Mr. Cook's employment with JVF and the Bank. The agreement shall expire when Mr. Cook retires.

STOCK OPTION GRANTS

     Applicable Securities Exchange Commission regulations require disclosure of Stock Option grants to executive employees. JVF maintains no stock option plans and the following table indicates that no such options have been granted:

                       INCENTIVE STOCK OPTION GRANTS
                            IN LAST FISCAL YEAR

                                                            Potential
                                                            Realizable
                                                            Value at
                                                            Assumed
                                                            Annual
                                                            Alternative
                                                            Rates of Stock
                                                            Price
                                                            Appreciation
                   Individual Grants                        for Option Term
---------------------------------------------------------   --------------

                Number of   % of Total
                Securities  Options/
                Underlying  SARs
                Options/    Granted to  Exercise
                SARs        Employees   or Base   Expira-
                Granted     in Fiscal   Price     tion
Name            (#)         Year        ($/Sh)    Date     5% ($)  10% ($)
----            ---------   ---------   --------  -------  ------  -------

A. Jerome Cook     0           0%         $0         0       $0       $0

PENSION PLAN

     JVF and the Bank maintain a pension plan for employees of JVF and the Bank. The aggregate amount set aside or accrued as of December 31, 1996, for all pension or retirement benefits to be paid under existing plan for all plan participants was $82,881, an amount equal to 4.01% of the total covered compensation of all plan participants. All employees with 12 months' continuous service who have attained the age of 21 years (except those paid hourly who work less than 1,000 hours per year) are eligible to participate. The cost of the pension, which is actuarially determined, is paid by JVF and the Bank. The amount of the contribution or accrual with respect to a specified pension is not and cannot readily be separated or individually calculated by the regular actuaries for the Plan. The formula used to determine an employee's monthly pension income is 1% of the employee's average monthly compensation for the Plan year multiplied by his or her years of Benefit Formula Service, not to exceed 99 years. Early retirement is possible with reduced benefits provided the employee has attained the age of 55 years and has completed 20 years of service. Average monthly earnings are calculated from the employee's highest five consecutive years of earnings and exclude directors' fees, whether paid in cash or deferred.

     The amount shown on the following table assumes the retirement of an employee who chose a straight life annuity, who is presently 50 years old and who will retire at the age of 65 years.

                            PENSION PLAN TABLE

                                  Years of Service
               --------------------------------------------------------
Remuneration      15          20          25          30          35
------------      --          --          --          --          --

 75,000        $ 13,594    $ 18,125    $ 22,656    $ 27,187    $ 31,718
 95,000        $ 18,674    $ 24,900    $ 31,125    $ 37,349    $ 43,574
115,000        $ 23,794    $ 31,725    $ 39,656    $ 47,587    $ 55,518
135,000        $ 28,894    $ 38,525    $ 48,156    $ 57,787    $ 67,418
145,000        $ 31,444    $ 41,925    $ 52,406    $ 62,887    $ 73,368
155,000        $ 32,700    $ 43,600    $ 54,500    $ 65,400    $ 76,300

As of December 31, 1996, A. Jerome Cook had 31 years of credit service under the Pension Plan.

OFFICER'S SUPPLEMENTAL RETIREMENT PLAN

     In December, 1988, the Bank established a supplemental retirement plan for certain key executive employees (the "Officer's Plan"). The Officer's Plan provides for a target annual retirement benefit, payable over 10 years beginning at age 65, in an amount equal to 40% of the employee's 1988 compensation. The retirement benefit will accrue to the account of each participating employee, commencing in 1989, over his working years with the Bank until he attains the age of 65. The Plan is dependent on annual funding which is subject to approval by the Board of Directors. If the Board terminates the Plan or declines to make a contribution in any year, participants will receive only such benefits as have accrued, even if less than the targeted benefits.

     A lesser retirement benefit, equal to the employee's accrued benefit to date of retirement, is payable if the employee retires on or after attainment of the age of 62, provided that he has completed 15 years of service. If the Board of Directors approves, receipt of benefits on early retirement may commence, but the benefit will be the then actuarial equivalent of the accrued retirement benefit.

     The plan also provides for a disability pension in an amount equal to the employee's accrued retirement benefit on the date of disability. This pension is payable over a 10-year period, commencing when the employee attains the age of 65. However, payment may be accelerated with approval of the Board; in such event, the actuarial equivalent of the benefit will be paid.

     If a participant in the plan dies while employed by the Bank, a death benefit is payable. The amount of the benefit depends on whether the Bank has purchased insurance on the life of the participant. The death benefit is equal to the proceeds of the policy if the Bank has purchased insurance, and the equivalent of the participant's accrued retirement benefit if life insurance has not been purchased.

DIRECTOR'S COMPENSATION

     Subject to the right of a director to defer the payment of directors' fees in accordance with the directors' compensation plan set forth below, each director is paid an annual fee of $7,500 for attendance at 12 regular meetings of the Board of Directors of the Bank. Each director who is not an executive officer also receives $70 for attendance of each committee meeting of the Bank and special meeting of the Board of Directors of the Bank. JVF directors receive no fees in addition to those received from the Bank.

DIRECTOR'S DEFERRED COMPENSATION PLANS.

     In 1982, JVF established a director's deferred compensation plan. This plan permitted participating directors to defer $3,700 in director's fees each year for a five year period commencing with the election to participate in the plan in return for an undertaking by JVF to pay each participating director a specified amount in 120 equal payments beginning at the last to occur of the attainment of the age of 65 or the expiration of five years from the date of the director's election to participate in the plan, or if the director were to die prior to such time, upon the death of the director. JVF applied the deferred director's compensation to the purchase of life insurance policies which will fund JVF's obligations under the plan. JVF is the owner and the beneficiary of these life insurance policies.

     In 1987, when the first director's deferred compensation plan was fully funded, JVF offered directors a second deferred compensation plan whereby each director could elect to defer $4,900 in directors fees each year for five years in exchange for an additional benefit similar to that offered under the 1982 plan. In 1991, when the second plan was funded, JVF offered a third deferred compensation plan to directors whereby they may elect to defer $6,000 in director's fees each year for five years in order to receive an additional benefit similar to that offered under the 1982 and 1987 plans. All three plans operate in substantially the same manner and all are funded by insurance policies as described above. JVF has no plans to offer any additional deferred compensation plans to its directors. The above-referenced plans will continue in effect.

DIRECTOR'S RETIREMENT PLAN

     In December, 1988, the Bank established a retirement program for directors (the "Director's Plan"). All persons who were directors of the Bank on January 1, 1988, are eligible for benefits under the Plan. All directors whose service commenced after January 1, 1988, are eligible following the completion of six months of service on the Board. The Director's Plan provides for a target retirement benefit of $7,800 per year for 10 years commencing at age 65, or, if later, at such time as the director has completed 10 years of credited service (as defined in the Director's Plan) with the Board. The retirement benefit for each director will accrue over his remaining projected period of service until he reaches age 65 or completes 10 years of credited service. The Plan is dependent on annual funding which is subject to approval by the Board of Directors. If the Board terminates the Plan or declines to make a contribution in any year, directors will receive only such benefits as have accrued, even if less than the targeted benefits. Lesser benefits are payable in the event of the director's death, disability, or other termination (except terminations caused by the director's fraud or dishonesty).

TRANSACTIONS WITH OFFICERS AND DIRECTORS

     During 1996, the Bank had and expects to have in the future banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates of JVF and the Bank, on the same terms, including interest rates and collateral on loans as those prevailing at the same time for comparable transactions with others. Such loans present, in the opinion of management, no more than the normal risk of collectibility or present other unfavorable features. During 1996, the highest aggregate amount of extensions of credit to directors, officers and their associates either directly or indirectly, did not exceed 20% of equity capital. Also during 1996, extension of credit to any one director, officer, or principal shareholder did not exceed 10% of equity capital.

16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In 1996, each of the following directors and officers failed to file one timely report with the Securities Exchange Commissin for one transaction with regard to the acquisition of securities through the automatic reinvestment of cash dividends and interest and/or voluntary cash contributions under JVF's Dividend Reinvestment Plan: Joe E. Benner, A. Jerome Cook, Harry B. Fairman, Karl E. Guss, Dale G. Nace, Edward R. Rhodes, Harold B. Shearer, Judy R. Aumiller, Linda L. Engle, Donald L. Musser. All transactions have been reported to the Securities Exchange Commission on subsequent late reports.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK

     The Board of Directors of JVF has not established its own committees but rather utilizes the committees of the Bank.

     The total number of Board of Directors' meetings during 1996 was 12 and no director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

AUDIT COMMITTEE

     Members of the Audit Committee were Karl E. Guss, Dale Nace and Edward Rhodes. This Committee met three times during 1996. The Audit Committee causes to be made by certified public accountants a complete audit of the books and financial statements of JVF. Upon receipt and review of the internal auditor's report and certified public audit report, the Committee brings to the Board of Directors the Committee's recommendations concerning the audit. The Committee also reviews any examination reports by the Department of Banking, Federal Deposit Insurance Corporation and The Federal Reserve Bank of Philadelphia.

TRUST COMMITTEE

     Members of the Trust Committee were John Groninger, Harold Shearer and Ronald Witherite. This Committee met 11 times during 1996. The Trust Committee determines the policy and investments of the Trust Department, the acceptance of all fiduciary relationships and relinquishment of all fiduciary relationships. The Trust Committee keeps minutes of their meetings which are reviewed by the Board of Directors monthly.

PERSONNEL COMMITTEE

     Members of the Personnel Committee were John Renninger, Edward Rhodes, and Ronald Witherite. This Committee met once during 1996. The Personnel Committee reviews all personnel policies, including compensation of all employees.

OTHER COMMITTEES OF THE BANK

     There is no nominating committee but there are other standing committees which are appointed from time to time by the Chairman of the Board of Directors subject to the approval of the Board. Examples of some of the committees are Policy, Consumer, Marketing, Buildings and Grounds, Pension and Finance.

                              OTHER BUSINESS

     To transact any other matters connected with and incidental to the election of directors that may properly come before the Annual Meeting of Shareholders.

     Management, at present, knows of no other business except those items explained herein that may require the vote of the shareholders to be presented by or on behalf of JVF or its management at the meeting.

                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of JVF has engaged Beard & Company, Inc., Reading, Pennsylvania, as principal accountant for JVF and the Bank to audit its financial statements for the year 1996. This firm has no material relationship with JVF or the Bank and is considered to be well qualified. A representative of the firm is expected to be at the Annual Meeting of Shareholders.

                          FORM 10-K ANNUAL REPORT

     Securities and Exchange Commission Form 10-K Annual Report is available free of charge. If you desire a copy of this report, forward your request to:


                            Ms. Linda L. Engle
                          Sr. Vice President/CFO
                          The Juniata Valley Bank
                                P.O. Box 66
                           Mifflintown, PA 17059

                              RETURN OF PROXY

     You are urged to sign, date and return the accompanying Proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your Proxy.


                              BY ORDER OR THE BOARD OF DIRECTORS



                              RONALD H. WITHERITE
                              Secretary

Mifflintown, Pennsylvania
March 12, 1997

                                   PROXY

                      JUNIATA VALLEY FINANCIAL CORP.
                                P.O. Box 66
                           Mifflintown, PA 17059
                         Telephone: (717) 436-8211

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                DIRECTORS OF JUNIATA VALLEY FINANCIAL CORP.

The undersigned hereby appoints Ricky A. Lauthers, Agnes W. Tafel and Clair
L. Yohn as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Juniata Valley Financial Corp. held of record by the undersigned on March 11, 1997 at the Annual Meeting of Shareholders to be held on April 15, 1997.

1.   ELECTION OF DIRECTORS

     For all Nominees Listed Below ___    Withhold Authority ___
     (except as indicated below)

                                  CLASS A
                                  -------

                              A. Jerome Cook
                             John E. Groninger
                               Karl E. Guss

     INSTRUCTION:     To withhold authority to vote for any individual
                      nominee(s), write that nominee's name(s) in the space immediately below.

2.   OTHER BUSINESS:  Take action on other business which may properly come before the meeting.

                      FOR ___   AGAINST ___   ABSTAIN ___

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS A DIRECTORS, AND FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this      day of           , 1997.


                                                                  (SEAL)
                                 ---------------------------------------
                                 Signature



                                                                  (SEAL)
                                 ---------------------------------------
                                 Signature

                                 Please sign exactly as your name appears hereon. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title. If more than one Trustee, all must sign. All joint owners must sign.